Exhibit 99.1
For Release September 18, 2006 — 4:30 a.m. PDT

STERLING FINANCIAL CORPORATION OF SPOKANE, WA,
ANNOUNCES DEFINITIVE AGREEMENT TO ACQUIRE
NORTHERN EMPIRE BANCSHARES OF SANTA ROSA, CA
Solidifies Sterling’s California presence
and accelerates entry into high-growth state.
Creates third largest community bank in the West

Spokane, WA and Santa Rosa, CA—September 18, 2006 — Sterling Financial Corporation (NASDAQ: STSA) and Northern Empire Bancshares. (NASDAQ: NREB) today announced that they have entered into a definitive agreement, for the merger of Northern Empire with and into Sterling. The merger creates the third largest community bank in the West, with pro forma assets estimated at closing to be greater than $11.0 billion, and a complementary line of products and services supported by a top-tier distribution platform and branch network.
Terms of the Transaction
Under the terms of the merger agreement, which has been unanimously approved by both companies’ boards of directors, each share of Northern Empire stock will be converted into the right to receive 0.8050 shares of Sterling common stock and $2.71 in cash. Based upon Sterling’s closing price on September 15, 2006 of $33.04 per share, the consideration is equivalent to $29.31 per share of Northern Empire common stock. Outstanding options to purchase Northern Empire common stock will be assumed by Sterling and converted into options to purchase Sterling common stock.
Based upon financial data for Sterling and Northern Empire as of June 30, 2006, and assuming the completion of Sterling’s proposed acquisition of FirstBank NW Corp. (NASDAQ: FBNW), the combined company will have approximately $11.2 billion in total assets, $7.3 billion in deposits, $7.8 billion in loans and a market capitalization of approximately $1.7 billion. Sterling and its subsidiaries will serve customers in eight Western states.
Commenting on the transaction, Harold B. Gilkey, Chairman and Chief Executive Officer of Sterling Financial Corporation, stated, “Sterling and Northern Empire are highly complementary organizations, and by joining forces we will create a company with enhanced scale, a comprehensive and balanced product suite, greater distribution and market penetration as well as both geographic and market diversity — in short, a company that is extremely well-positioned for even greater growth and success in the financial services marketplace. This combination will further round out both companies’ products and services, and strengthen our leadership position in the West. In addition to enhanced opportunities for growth, the combined company will also benefit from operational efficiencies realized across the organization.”
The transaction, which adds to a year of significant growth for Sterling, is valued at approximately $335 million and is expected to close in the first half of 2007 (pending Sterling and Northern Empire shareholder approval, regulatory approvals and other customary closing conditions.) The transaction is expected to be accretive to Sterling’s earnings per share in 2007. Following completion of the merger, Northern Empire shareholders will own approximately 17% percent of the combined company.
Deborah A. Meekins, President and Chief Executive Officer of Northern Empire, said, “Northern Empire has always been alert for opportunities to grow and diversify our business. Sterling Financial Corporation is the ideal merger partner because of the complementary nature of our products, markets and distribution systems. Both companies enjoy long histories of success in the financial services industry and strong reputations for quality, performance and commitment to our communities. Together, we hope to continue to build on the unique expertise and resources from both of the respective institutions.”
Creating the Third Largest Community Bank in the West
The merger will create the third largest community bank in the West (as defined by commercial banks headquartered in the Western region with assets up to $25.0 billion). The combination of these two companies brings together branch networks with no overlap, and multi-channel product reach that establishes Sterling in California, the largest state economy in the United States.
The combined company will market a broad, balanced product mix along with a wide range of other investment services. The product lines of each company are complementary and enhance the growth potential of the combined company. The merger combines Sterling’s strength in business and corporate banking, expansive ATM network and cash management products, with Northern Empire’s strength in Small Business Administration (“SBA”) lending and real estate finance expertise.
Mr. Gilkey added, “I want to emphasize right away that while we are excited about becoming the third largest community bank in the West, it is not because it will make us a big bank. Rather, it is because this merger will expand our capacity, extend our geographic reach, generate added revenue streams and most of all provide for continued opportunity. Our culture and service commitments will not be compromised. When you bring two customer-focused companies together, great things can happen!”
Delivering Significant Value to Shareholders Through Synergies and Growth
The combined company expects to achieve total annual cost savings of approximately $3.3 million pre-tax, achieved within 12 months of closing the transaction. These cost savings are expected to result from greater efficiencies through shared services, the consolidation of corporate functions, and reductions in business unit costs. Based on mean First Call estimates, the merger is expected to be modestly accretive to Sterling’s operating earnings per share in the 2007. These numbers exclude merger-related expenses associated with the transaction.

While not included in the expected earnings accretion calculation, the merged company expects to benefit from significant revenue enhancement opportunities across business units, such as the introduction of an ATM network in Northern California, and leveraging the respective expertise of both companies. This combination of the two companies will result in an organization with increased scale, diversity of earnings, and an attractive risk profile.
Management Team Continuity
Deborah A. Meekins will continue as a member of the Sterling management team. In addition to Meekins, other key members of the Northern Empire executive team are expected to enter into employment contracts with Sterling. One member of the Northern Empire board of directors will be invited to join the Sterling Financial Corporation board of directors, and one other member of the Northern Empire board will be invited to join the Sterling Savings Bank board. The remaining Northern Empire Bancshares board members will be invited to serve on a newly created California advisory board.
Gilkey added, “The combined company will have an attractive portfolio of SBA assets thanks to Northern Empire’s expertise with that type of product. This is a solid franchise, which will provide earnings diversity to Sterling and an additional outlet for expanding this capability under the Sterling brand. We expect to be able to provide Northern Empire’s customers with enhanced business banking products and services, as well as the increased resources from our combined infrastructure and balance sheet.”
Gilkey concluded, “The merger of Sterling and Northern Empire will provide valuable benefits to customers, employees and shareholders. In addition to having access to a broader array of products, customers also will benefit from both organizations’ shared commitment to providing superior service and support. Our employees will benefit from expanded expertise, and the enhanced resources of our combined businesses. For shareholders, this merger presents a value creation opportunity through marketing synergies, a strengthened branch network, broader product mix, and opportunities for business efficiencies. For all of our constituencies, the result will be a larger, more dynamic enterprise with greater resources and significant growth potential.”
Northern Empire was advised by Sandler O’Neill + Partners, L.P. Sterling Financial Corporation was advised by Keefe, Bruyette & Woods. Sandler O’Neill + Partners, L.P. has provided advice to Sterling in the past.
Sterling and Northern Empire will host a conference call for investors, analysts and other interested parties on Monday, September 18, 2006 at 9:00 a.m. PT (12:00 noon ET). Participants will include:
•	Harold B. Gilkey, Chairman and CEO of Sterling Financial Corporation

•	Daniel G. Byrne, EVP and CFO of Sterling Financial Corporation

•	Deborah A. Meekins, President and CEO of Northern Empire Bancshares
Investors, analysts and other interested parties may access the teleconference at 1-630-395-0017 and use the password “STERLING.” A replay will be available from approximately 11:00 a.m. PT on September 18, 2006 until December 15, 2006 at midnight PT. The replay number is 203-369-0770. In addition, Sterling has prepared an Investor Presentation to accompany the audio call. The investor presentation is available via the Internet at www.sterlingfinancialcorporation-spokane.com. The Investor Relations site contains the

Securities and Exchange Commission filings, as well as the link to the audio webcast for the Monday morning conference call.
ABOUT STERLING FINANCIAL CORPORATION
Sterling Financial Corporation of Spokane, Washington is a bank holding company, the principal operating subsidiary of which are Sterling Savings Bank and Golf Savings Bank. Sterling Savings Bank is a Washington State-chartered, federally insured commercial bank, which opened in April 1983 as a stock savings and loan association. Sterling Savings Bank, based in Spokane, Washington, has financial service centers throughout Washington, Oregon, Idaho and Montana. Through Sterling Saving Bank’s wholly owned subsidiaries, Action Mortgage Company and INTERVEST-Mortgage Investment Company, it operates loan production offices in Washington, Oregon, Idaho, Montana, Arizona, Utah and California. Sterling Savings Bank’s subsidiary, Harbor Financial Services, provides non-bank investments, including mutual funds, variable annuities and tax-deferred annuities and other investment products, through regional representatives throughout Sterling Savings Bank’s branch network.
Golf Savings Bank is a Washington State-chartered and FDIC insured savings bank. Golf Savings Bank’s primary focus is residential mortgage origination of single-family permanent loans. Golf Savings Bank’s primary market area is the greater Puget Sound area of Washington State. Golf Savings Bank originates loans through a mortgage origination office in Kennewick, Washington, as well as eight retail mortgage loan production offices, throughout the Puget Sound area.
ABOUT NORTHERN EMPIRE BANCSHARES
Northern Empire Bancshares operates as the holding company for Sonoma National Bank, which provides commercial banking services in California. The bank provides noninterest bearing demand, noninterest bearing savings, interest bearing transaction accounts, time certificates, checking deposits, certificates of deposit, and other time certificates. Its loan portfolio comprises real estate mortgage loans, real estate construction loans, commercial loans, consumer installment loans, and commercial loans guaranteed by the small business administration. As of December 31, 2005, the bank operated 11 banking offices in Sonoma, Marin, and Contra Costa Counties, California. The company was incorporated in 1982 and is based in Santa Rosa, California.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
Sterling intends to file with the Securities and Exchange Commission a registration statement on Form S-4, and Sterling and Northern Empire each expect to mail a proxy statement/prospectus to their respective security holders, containing information about the transaction. Investors and security holders of Sterling and Northern Empire are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about Sterling, Northern Empire and the proposed merger. In addition to the registration statement to be filed by Sterling and the proxy statement/prospectus to be mailed to the security holders of Sterling and Northern Empire, Sterling and Northern Empire file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. The documents filed by Sterling may also be obtained free of charge from Sterling by requesting them in writing at Sterling Financial Corporation, 111 North Wall

Street, Spokane, WA 99201, or by telephone at (509) 227-5389. In addition, documents filed with the SEC by Sterling can be obtained, without charge, by directing a request to Sterling Financial Corporation, 111 North Wall Street, Spokane, Washington 99201, Attn: Investor Relations, telephone (509) 227-5389 or on Sterling’s website at www.sterlingfinancialcorporation-spokane.com. The documents filed by Northern Empire may also be obtained by requesting them in writing at Northern Empire Bancshares, 801 Fourth Street, Santa Rosa, CA 95404 or by telephone at (707) 591-9000. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Northern Empire on its website at www.snbank.com.
Sterling, Northern Empire and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Northern Empire with respect to the transactions contemplated by the proposed merger. Information regarding Sterling’s officers and directors is included in Sterling’s proxy statement for its 2006 annual meeting of shareholders field with the Securities and Exchange Commission on March 24, 2006. Information regarding Northern Empire’s officers and directors is included in Northern Empire’s proxy statement for its 2006 annual meeting of shareholders filed with the Securities and Exchange Commission on April 13, 2006. A description of the interests of the directors and executive officers of Sterling and Northern Empire in the merger will be set forth in Sterling and Northern Empire’s proxy statement/prospectus and other relevant documents filed with the Securities and Exchange Commission when they become available.
FORWARD-LOOKING STATEMENTS
Except for historical information, all other information in this presentation consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Sterling Financial Corporation (“Sterling”) and Northern Empire Bancshares (“Northern Empire”), including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Sterling’s and Northern Empire’s plans, objectives, expectations and intentions, dilutions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “expects” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of Sterling and Northern Empire and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of numerous possible uncertainties.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Sterling and Northern Empire may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the shareholders of Sterling or Northern Empire may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Sterling’s and Northern Empire’s markets may increase significantly and could adversely affect operations; and (10) an economic slowdown, either nationally or in the market in which Sterling does business, could adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Sterling’s and FirstBank’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov. In addition, documents filed with the SEC by Sterling can be obtained, without charge, by directing a request to Sterling Financial Corporation, 111 North Wall Street, Spokane, Washington 99201, Attn: Investor Relations, telephone (509) 227-5389 or on Sterling’s website at www.sterlingfinancialcorporation-spokane.com. The documents filed by Northern Empire may also be obtained by requesting them in writing at Northern Empire Bancshares, 801 Fourth Street, Santa Rosa, CA 95404 or by telephone at (707) 591-9000. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Northern Empire on its website at www.snbank.com
Sterling and Northern Empire caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Sterling or Northern Empire or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Sterling and Northern Empire do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Investor Contacts:	Sterling Financial Corporation
Harold B. Gilkey
Chairman and Chief Executive Officer
509-354-8186

Daniel G. Byrne
EVP, Chief Financial Officer
509-458-3711

Marie Hirsch
AVP, Director of Investor Relations
509-354-8165

Media Contact:	Jennifer Lutz
Public Relations Specialist
509-458-2711 Extension 6545

Investor Contacts:	Northern Empire Bancshares:
Deborah A. Meekins
Chief Executive Officer
707-591-9000